UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 14, 2004

                            SCHICK TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          State of Delaware            000-22673                 11-3374812
   (State or other jurisdiction       (Commission              (IRS Employer
          of incorporation)           File Number)           Identification No.)

                                30-00 47th Avenue
                        Long Island City, New York 11101
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-5765

                       (Former Name or Former Address, if
                           Changed Since Last Report)

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      (d) On October 14, 2004, Schick Technologies Inc. ("the Company") issued a press release, attached as Exhibit 99.1 to this Form 8-K, announcing the election of Arthur D. Kowaloff to the Company's Board of Directors. His term will expire at the Company's 2005 Annual Meeting of Shareholders. The Company's Board of Directors has not determined to which committees of the Board, if any, Mr. Kowaloff will be named.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) EXHIBITS

            99.1: Press release dated October 14, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SCHICK TECHNOLOGIES, INC.
                                           -------------------------
                                                   (Registrant)

Date: October 14, 2004

                                           By: /s/ Zvi N. Raskin
                                               ---------------------------------
                                                   Zvi N. Raskin
                                                   Secretary and General Counsel